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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 17, 1998
                                                         -----------------


                       APPLIED GRAPHICS TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        2-14850                                          13-3864004
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(Commission File Number)                    (I.R.S. Employer Identification No.)


28 WEST 23RD STREET, NEW YORK, N.Y.                               10010
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 929-4111
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              (Registrant's Telephone Number, Including Area Code)



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               (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events
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            The information set forth in the press release issued by Applied

Graphics Technologies, Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.



Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
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            (c)   Exhibits

            99.1 Press release of Applied Graphics Technologies, Inc. dated

February 17, 1998.












NYFS01...:\07\16307\0009\1916\FRM2138P.550

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    APPLIED GRAPHICS TECHNOLOGIES, INC.

                                    By: /s/ Fred Drasner
                                       ---------------------------------------
                                       Fred Drasner
                                       Chairman and Chief Executive Officer

Date: February 17, 1998

                                EXHIBIT INDEX


Item No.
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  99.1         Press release of Applied Graphics Technologies, Inc. dated
               February 17, 1998.













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